UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 13, 2014 (March 13, 2014)
Date of Report (Date of earliest event reported)

Commission	Exact name of registrant as specified in its charter;	IRS Employer
File Number	State or other jurisdiction of incorporation or organization	Identification No.

1-5152	PACIFICORP	93-0246090
(An Oregon Corporation)
825 N.E. Multnomah Street
Portland, Oregon 97232
503-813-5608

N/A
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 13, 2014, PacifiCorp completed the sale of $425 million in aggregate principal amount of 3.60% First Mortgage Bonds due April 1, 2024 (the "Bonds").

PacifiCorp intends to use the net proceeds from the sale of the Bonds to fund capital expenditures and for general corporate purposes, including retirement of short-term debt that was partially incurred to pay a $500 million dividend to PPW Holdings LLC, a wholly owned subsidiary of MidAmerican Energy Holdings Company and PacifiCorp's direct parent company.

The Twenty-Seventh Supplemental Indenture to the Mortgage and Deed of Trust between PacifiCorp and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon), as Trustee, which relates to the issuance of the Bonds and is dated as of March 1, 2014, is attached as an exhibit under Item 9.01.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement.
4.1	Twenty-Seventh Supplemental Indenture, dated as of March 1, 2014, to PacifiCorp's Mortgage and Deed of Trust dated as of January 9, 1989.
5.1	Opinion of Perkins Coie LLP.
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to PacifiCorp's Annual Report on Form 10-K for the year ended December 31, 2013).
99.1	Information relating to Item 14 - Other Expenses of Issuance and Distribution pursuant to PacifiCorp's Registration Statement on Form S-3ASR, Registration No. 333-192267.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can typically be identified by the use of forward-looking words, such as "will," "may," "could," "project," "believe," "anticipate," "expect," "estimate," "continue," "intend," "potential," "plan," "forecast" and similar terms. These statements are based upon PacifiCorp's current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of PacifiCorp and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•
general economic, political and business conditions, as well as changes in, and compliance with, laws and regulations, including reliability and safety standards, affecting PacifiCorp's operations or related industries;

•
changes in, and compliance with, environmental laws, regulations, decisions and policies that could, among other items, increase operating and capital costs, reduce generating facility output, accelerate generating facility retirements or delay generating facility construction or acquisition;

•	the outcome of rate cases and other proceedings conducted by regulatory commissions or other governmental and legal bodies and PacifiCorp's ability to recover costs in rates in a timely manner;

•
changes in economic, industry or weather conditions, as well as demographic trends, new technologies and various conservation, energy efficiency and distributed generation measures and programs, that could affect customer growth and usage, electricity supply or PacifiCorp's ability to obtain long-term contracts with customers and suppliers;

•
a high degree of variance between actual and forecasted load or generation that could impact PacifiCorp's hedging strategy and the cost of balancing its generation resources with its retail load obligations;

•
performance and availability of PacifiCorp's generating facilities, including the impacts of outages and repairs, transmission constraints, weather, including wind and hydroelectric conditions, and operating conditions;

•
changes in prices, availability and demand for wholesale electricity, coal, natural gas, other fuel sources and fuel transportation that could have a significant impact on generating capacity and energy costs;

•
hydroelectric conditions and the cost, feasibility and eventual outcome of hydroelectric relicensing proceedings that could have a significant impact on generating capacity and cost and PacifiCorp's ability to generate electricity;

•
the effects of catastrophic and other unforeseen events, which may be caused by factors beyond PacifiCorp's control or by a breakdown or failure of PacifiCorp's operating assets, including storms, floods, fires, earthquakes, explosions, landslides, mining accidents, litigation, wars, terrorism and embargoes;

•	the financial condition and creditworthiness of PacifiCorp's significant customers and suppliers;

•	changes in business strategy or development plans;

•
availability, terms and deployment of capital, including reductions in demand for investment-grade commercial paper, debt securities and other sources of debt financing and volatility in the London Interbank Offered Rate, the base interest rate for PacifiCorp's credit facilities;

•	changes in PacifiCorp's credit ratings;

•
the impact of certain contracts used to mitigate or manage volume, price and interest rate risk, including increased collateral requirements, and changes in commodity prices, interest rates and other conditions that affect the fair value of certain contracts;

•	the impact of inflation on costs and PacifiCorp's ability to recover such costs in rates;

•	increases in employee healthcare costs, including the implementation of the Affordable Care Act;

•
the impact of investment performance and changes in interest rates, legislation, healthcare cost trends, mortality and morbidity on pension and other postretirement benefits expense and funding requirements;

•
unanticipated construction delays, changes in costs, receipt of required permits and authorizations, ability to fund capital projects and other factors that could affect future generating facilities and infrastructure additions;

•	the impact of new accounting guidance or changes in current accounting estimates and assumptions on PacifiCorp's consolidated financial results; and

•
other business or investment considerations that may be disclosed from time to time in PacifiCorp's filings with the United States Securities and Exchange Commission or in other publicly disseminated written documents.

PacifiCorp undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICORP
(Registrant)

Date: March 13, 2014	/s/ Douglas K. Stuver
Douglas K. Stuver
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement.
4.1	Twenty-Seventh Supplemental Indenture, dated as of March 1, 2014, to PacifiCorp's Mortgage and Deed of Trust dated as of January 9, 1989.
5.1	Opinion of Perkins Coie LLP.
12.1	Statement of Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to PacifiCorp's Annual Report on Form 10-K for the year ended December 31, 2013).
99.1	Information relating to Item 14 - Other Expenses of Issuance and Distribution pursuant to PacifiCorp's Registration Statement on Form S-3ASR, Registration No. 333-192267.

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